SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                        August 11, 2004 (August 11, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


           Texas                    0-16179                  76-0670175
 (State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)



                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0400
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statement and Exhibits

a.       Financial Statement of Business Acquired

         None.

b.       Pro forma Financial Information

         None.

c. Exhibits

         99.1    Press Release

Item 12. Results of Operations and Financial Condition

     On August 11, 2004, Gexa Corp. (the "Company") issued a press release announcing the Company's financial results for the three and six months ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GEXA Corp.

Date: August 11, 2004                            By: /s/ Neil M. Leibman
                                                     ---------------------------
                                                     Neil M. Leibman
                                                     Chairman and CEO